UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 13, 2025
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D-Wave Quantum Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-41468	88-1068854
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
2650 East Bayshore Road
Palo Alto, California
94303
(Address of principal executive offices)
(604) 630-1428
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
_____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	QBTS	New York Stock Exchange
Warrants, each whole warrant exercisable for 1.4541326 shares of common stock at an exercise price of $11.50	QBTS.WT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 7.01 Regulation FD Disclosure.

On February 13, 2025, D-Wave Quantum Inc. (“D-Wave”) and the Jülich Supercomputing Centre (“JSC”) at Forschungszentrum Jülich (“FZJ”) announced that FZJ has purchased a D-WaveTM quantum computer, becoming the first high-performance computing center in the world to own a D-Wave AdvantageTM annealing quantum computing system.

With the purchase of the world's largest quantum computer, and Europe's first quantum computer with more than 5,000 qubits and 15-way connectivity, the Jülich UNified Infrastructure for Quantum computing (JUNIQ), a public quantum computing user facility deployed by JSC, gains complete access to all aspects of the system– including the ability to modify system parameters and integrate the quantum system in novel ways for new purposes. For example, this will allow it to be connected to the JUPITER exascale computer in the future, potentially enabling breakthroughs in areas such as artificial intelligence (AI) and quantum optimization. According to Prof. Thomas Lippert, director of JSC, the D-Wave Advantage system has played a pioneering role in the development of quantum optimization and D-Wave stands alone as the only quantum vendor solving real-world problems today. A copy of the press release is attached as Exhibit 99.1.

Also on February 13, 2025, D-Wave announced that it is enabling research centers, academic institutions, and governments to purchase on-premises D-Wave Advantage quantum computing systems to help customers push the boundaries of quantum-fueled experimentation, development and usage. D-Wave expects the new systems offering to drive advanced research and new discoveries in areas such as artificial intelligence (AI) and quantum simulation.

In the same press release, the Company also announced the new “Quantum Uplift” program to address the growing number of customers expressing disappointment with competitor quantum systems that are incapable of solving problems of practical value and lack reliable uptime and availability. The Quantum Uplift program offers incentives toward the purchase of a D-Wave Advantage system for any organization that is dissatisfied with their current quantum computer. D-Wave’s quantum computers are highly performant, reliable and available, helping customers solve complex problems that are beyond the reach of classical computers. A copy of the press release is attached as Exhibit 99.2.

The information in this Item 7.01 to this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is intended to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated February 13, 2025.
99.2	Press release, dated February 13, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2025	D-Wave Quantum Inc.

	By:	/s/ Alan Baratz
	Name:	Alan Baratz
	Title:	President & Chief Executive Officer